6. CONVERTIBLE DEBENTURES (Annual) (Details Narrative) - Annual Report - USD ($)	8 Months Ended	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2014
Total Amount of Debentures		$ 269,100
Interest Rate on Debentures		0.00%
Convertible Conversion Per SharePrice		$ 0.1
Warrant Term		3 years
Warrants Granted Shares		1,345,500
Debenture Discount Amount		$ 174,389
Aggregate Carrying Value of Debentures		188,273
Debt Discounts Net		80,827
Amortization of discount on convertible debentures	$ 0	$ (67,363)